UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 27, 2016

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 27, 2016, Esterline Technologies Corporation (the “Company”) entered into Amendment No. 1 to the letter agreement dated as of September 16, 2016 (“Amendment No. 1”) with First Pacific Advisors, LLC and certain of its affiliates (“FPA”) regarding ongoing discussions between the Company and FPA relating to FPA’s ownership of shares of the Company’s outstanding common stock (“Common Stock”) and certain other governance matters. Pursuant to Amendment No. 1, FPA agreed that it will not purchase or acquire, directly or indirectly, any additional shares of Common Stock until the earlier of (i) October 12, 2016, or (ii) 72 hours after FPA provides notice to the Company that discussions have terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: September 28, 2016	By:	/s/ MARCIA J. MASON
	Name:	Marcia J. Mason
	Title:	Executive Vice President & General Counsel